UNUM GROUP®

First Quarter 2024

Statistical Supplement

Unum Group
Statistical Supplement First Quarter 2024

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Page
Financial Highlights	1
Capital Metrics	2
Ratings	3
Consolidated Statements of Income	4
Sales Data by Segment	5
Consolidated Balance Sheets	6
Financial Results by Segment	7
Quarterly Historical Financial Results by Segment	8
Financial Results and Selected Statistics by Segment
Unum US	9
Unum International	10
Colonial Life	11
Closed Block	12
Corporate	13
Investments	14
Appendix to Statistical Supplement	15

See "Appendix to Statistical Supplement" on page 15 for a summary of significant items and page 15.3 for a reconciliation of our non-GAAP financial measures.

N.M. = not a meaningful percentage

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2024	3/31/2023	12/31/2023	12/31/2022
Consolidated U.S. GAAP Results¹
Premium Income	$2,610.3	$2,459.3	$10,046.0	$9,616.5

Adjusted Operating Revenue	$3,201.5	$3,036.0	$12,421.9	$11,999.8
Net Investment Gain (Loss)	(1.2)	0.1	(36.0)	(15.7)
Total Revenue	$3,200.3	$3,036.1	$12,385.9	$11,984.1

Net Income	$395.2	$358.3	$1,283.8	$1,407.2
Net Income Per Common Share:
Basic	$2.05	$1.81	$6.53	$7.01
Assuming Dilution	$2.04	$1.80	$6.50	$6.96

Assets	$62,487.8	$62,423.8	$63,255.2	$61,148.5
Liabilities	$52,268.3	$53,176.4	$53,603.8	$52,413.5
Stockholders' Equity	$10,219.5	$9,247.4	$9,651.4	$8,735.0
Adjusted Stockholders' Equity	$12,482.0	$11,704.8	$12,292.6	$11,459.1

Adjusted Operating Return on Equity
Unum US	27.4%	21.3%	23.1%	16.4%
Unum International	14.6%	17.2%	16.5%	20.7%
Colonial Life	19.8%	17.5%	18.1%	19.9%
Core Operating Segments	24.0%	20.0%	21.2%	17.7%
Consolidated	13.2%	12.9%	12.7%	11.8%

Traditional U.S. Life Insurance Companies' Statutory Results[2]
Net Gain from Operations, After Tax	$350.5	$276.2	$1,351.5	$965.4
Net Realized Capital Gain (Loss), After Tax	7.8	—	(21.6)	—

Net Income	$358.3	$276.2	$1,329.9	$965.4

Capital and Surplus	$4,044.9	$3,884.4	$3,751.3	$3,816.3

Weighted Average Risk-based Capital Ratio	~ 440%	~ 425%	~ 415%	~ 420%

[1] Generally Accepted Accounting Principles
[2] Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company, and Starmount Life Insurance Company.

Unum Group Capital Metrics

	3/31/2024		3/31/2023		12/31/2023		12/31/2022
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$10,219.5	$53.38	$9,247.4	$46.85	$9,651.4	$49.91	$8,735.0	$44.17
Excluding:
Net Unrealized Loss on Securities	(2,360.8)	(12.33)	(2,205.2)	(11.17)	(1,919.1)	(9.92)	(3,028.4)	(15.31)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	225.3	1.18	(260.0)	(1.33)	(648.4)	(3.35)	313.9	1.59
Net Gain (Loss) on Derivatives	(127.0)	(0.66)	7.8	0.04	(73.7)	(0.39)	(9.6)	(0.05)
Subtotal	12,482.0	65.19	11,704.8	59.31	12,292.6	63.57	11,459.1	57.94
Excluding:
Foreign Currency Translation Adjustment	(332.6)	(1.74)	(365.4)	(1.85)	(321.1)	(1.66)	(390.1)	(1.98)
Subtotal	12,814.6	66.93	12,070.2	61.16	12,613.7	65.23	11,849.2	59.92
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(344.9)	(1.80)	(339.5)	(1.72)	(345.7)	(1.79)	(334.1)	(1.69)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Loss	$13,159.5	$68.73	$12,409.7	$62.88	$12,959.4	$67.02	$12,183.3	$61.61

Dividends Paid	$72.6	$0.365	$69.2	$0.330	$277.1	$1.390	$255.3	$1.260

	Three Months Ended		Year Ended
	3/31/2024	3/31/2023	12/31/2023	12/31/2022
Shares Repurchased (millions)	2.5	1.3	5.7	5.7
Cost of Shares Repurchased[1] (millions)	$123.0	$53.6	$252.0	$200.1
Price (UNM closing price on last trading day of period)	$53.66	$39.56	$45.22	$41.03

Leverage Ratio	21.9%	23.0%	22.1%	23.4%

Holding Company Liquidity (millions)	$1,406	$1,343	$1,650	$1,571

[1]Includes a de minimis amount of commissions for the three months ended March 31, 2024 and 2023, and $0.1 million for the years ended December 31, 2023 and 2022. There was excise tax of $1.1 million and $0.1 million for the three months ended March 31, 2024 and 2023, respectively, $1.9 million for the year ended December 31, 2023, and no excise tax for the year ended December 31, 2022.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Senior Unsecured Debt Ratings	bbb+	BBB	Baa3	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A3	A
Unum Life Insurance Company of America	A	A	A3	A
First Unum Life Insurance Company	A	A	A3	A
Colonial Life & Accident Insurance Company	A	A	A3	A
The Paul Revere Life Insurance Company	A	A	A3	A
Unum Insurance Company	A	A	A3	NR
Provident Life and Casualty Insurance Company	A	A	NR	NR
Starmount Life Insurance Company	A	NR	NR	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	3/31/2024	3/31/2023	12/31/2023	12/31/2022
Revenue
Premium Income	$2,610.3	$2,459.3	$10,046.0	$9,616.5
Net Investment Income	513.5	508.8	2,096.7	2,122.2
Net Investment Gain (Loss)	(1.2)	0.1	(36.0)	(15.7)
Other Income	77.7	67.9	279.2	261.1
Total Revenue	3,200.3	3,036.1	12,385.9	11,984.1

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	1,785.3	1,736.4	7,257.1	6,994.6
Commissions	313.6	293.9	1,170.1	1,086.4
Interest and Debt Expense	49.5	48.1	194.8	188.5
Cost Related to Early Retirement of Debt	—	—	—	4.2
Deferral of Acquisition Costs	(166.9)	(157.7)	(632.2)	(556.9)
Amortization of Deferred Acquisition Costs	126.2	115.9	481.4	421.1
Other Expenses	596.9	548.2	2,274.6	2,096.2
Total Benefits and Expenses	2,704.6	2,584.8	10,745.8	10,234.1

Income Before Income Tax	495.7	451.3	1,640.1	1,750.0
Income Tax Expense	100.5	93.0	356.3	342.8

Net Income	$395.2	$358.3	$1,283.8	$1,407.2

Weighted Average Shares Outstanding
Basic	192.6	198.1	196.7	200.6
Assuming Dilution	193.3	199.5	197.6	202.1

Actual Number of Shares Outstanding	191.5	197.4	193.4	197.8

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	3/31/2024	3/31/2023	% Change	12/31/2023	12/31/2022
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$54.6	$53.9	1.3%	$292.7	$295.3
Group Short-term Disability	35.9	37.0	(3.0)	229.5	184.3
Group Life and AD&D	42.8	39.1	9.5	305.4	232.4
Subtotal	133.3	130.0	2.5	827.6	712.0
Supplemental and Voluntary
Voluntary Benefits	107.9	110.9	(2.7)	263.2	238.7
Individual Disability	21.2	26.7	(20.6)	108.9	90.8
Dental and Vision	11.7	9.0	30.0	84.1	73.8
Subtotal	140.8	146.6	(4.0)	456.2	403.3
Total Sales	$274.1	$276.6	(0.9)	$1,283.8	$1,115.3

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$77.3	$84.0	(8.0)%	$521.3	$457.5
Large Case Market	56.0	46.0	21.7	306.3	254.5
Subtotal	133.3	130.0	2.5	827.6	712.0
Supplemental and Voluntary	140.8	146.6	(4.0)	456.2	403.3
Total Sales	$274.1	$276.6	(0.9)	$1,283.8	$1,115.3

Unum Group Sales Data for Unum International Segment

	Three Months Ended			Year Ended
(in millions of dollars)	3/31/2024	3/31/2023	% Change	12/31/2023	12/31/2022
Sales by Product
Unum UK
Group Long-term Disability	$15.1	$9.2	64.1%	$48.3	$43.3
Group Life	9.9	16.2	(38.9)	61.4	55.5
Supplemental	12.6	11.9	5.9	28.0	17.1
Unum Poland	8.0	8.5	(5.9)	33.2	17.8
Total Sales	$45.6	$45.8	(0.4)	$170.9	$133.7

Sales by Market Sector
Unum UK
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$9.3	$12.5	(25.6)%	$51.2	$42.7
Large Case Market	15.7	12.9	21.7	58.5	56.1
Subtotal	25.0	25.4	(1.6)	109.7	98.8
Supplemental	12.6	11.9	5.9	28.0	17.1
Unum Poland	8.0	8.5	(5.9)	33.2	17.8
Total Sales	$45.6	$45.8	(0.4)	$170.9	$133.7

(in millions of pounds)
Unum UK Sales by Product
Group Long-term Disability	£11.9	£7.5	58.7%	£38.8	£34.5
Group Life	7.8	13.3	(41.4)	49.4	45.4
Supplemental	9.9	9.8	1.0	22.6	13.5
Total Sales	£29.6	£30.6	(3.3)	£110.8	£93.4

Unum UK Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£7.4	£10.2	(27.5)%	£41.2	£34.4
Large Case Market	12.3	10.6	16.0	47.0	45.5
Subtotal	19.7	20.8	(5.3)	88.2	79.9
Supplemental	9.9	9.8	1.0	22.6	13.5
Total Sales	£29.6	£30.6	(3.3)	£110.8	£93.4

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	3/31/2024	3/31/2023	% Change	12/31/2023	12/31/2022
Sales by Product
Accident, Sickness, and Disability	$64.6	$66.5	(2.9)%	$329.5	$310.6
Life	24.8	26.2	(5.3)	132.1	121.5
Cancer and Critical Illness	13.6	14.1	(3.5)	78.0	76.0
Total Sales	$103.0	$106.8	(3.6)	$539.6	$508.1

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$71.7	$73.4	(2.3)%	$347.4	$332.4
Large Case Market	9.2	10.1	(8.9)	62.3	58.1
Subtotal	80.9	83.5	(3.1)	409.7	390.5
Public Sector	22.1	23.3	(5.2)	129.9	117.6
Total Sales	$103.0	$106.8	(3.6)	$539.6	$508.1

5. 2

Unum Group Consolidated Balance Sheets

	March 31	December 31
	2024	2023
Assets

Investments
Fixed Maturity Securities - at fair value	$36,247.8	$36,833.9
Mortgage Loans	2,298.8	2,318.2
Policy Loans	3,579.1	3,620.2
Other Long-term Investments	1,619.8	1,579.4
Short-term Investments	1,601.5	1,610.7
Total Investments	45,347.0	45,962.4

Other Assets
Cash and Bank Deposits	279.1	146.0
Accounts and Premiums Receivable	1,594.0	1,543.7
Reinsurance Recoverable	8,843.6	9,108.4
Accrued Investment Income	660.9	633.9
Deferred Acquisition Costs	2,754.7	2,714.5
Goodwill	349.6	349.9
Property and Equipment	483.9	485.3
Deferred Income Tax	519.2	649.4
Other Assets	1,655.8	1,661.7

Total Assets	$62,487.8	$63,255.2

Unum Group Consolidated Balance Sheets - Continued

	March 31	December 31
	2024	2023
Liabilities and Stockholders' Equity

Liabilities
Future Policy Benefits	$38,624.5	$40,009.4
Policyholders' Account Balances	5,639.0	5,667.7
Unearned Premiums	470.4	380.2
Other Policyholders’ Funds	1,582.4	1,615.7
Income Tax Payable	278.4	190.0
Deferred Income Tax	26.2	27.0
Long-term Debt	3,431.0	3,430.4
Other Liabilities	2,216.4	2,283.4

Total Liabilities	52,268.3	53,603.8

Stockholders’ Equity
Common Stock	19.5	19.4
Additional Paid-in Capital	1,548.2	1,547.8
Accumulated Other Comprehensive Loss	(2,940.0)	(3,308.0)
Retained Earnings	11,754.1	11,431.5
Treasury Stock - at cost	(162.3)	(39.3)

Total Stockholders’ Equity	10,219.5	9,651.4

Total Liabilities and Stockholders’ Equity	$62,487.8	$63,255.2

6. 1

Unum Group Balance Sheets by Segment - March 31, 2024

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$6,396.0	$1,994.8	$4,568.2	$12,959.0	$3,036.8	$3,168.3	$23,920.8	$2,262.1	$45,347.0
Deferred Acquisition Costs	65.7	52.5	1,127.5	1,245.7	48.3	1,460.7	—	—	2,754.7
Goodwill	8.9	—	271.1	280.0	41.9	27.7	—	—	349.6
Reinsurance Recoverable	37.1	12.1	172.5	221.7	109.8	5.0	8,507.1	—	8,843.6
All Other	181.6	214.1	128.1	523.8	100.3	190.5	2,262.2	2,116.1	5,192.9
Total Assets	$6,689.3	$2,273.5	$6,267.4	$15,230.2	$3,337.1	$4,852.2	$34,690.1	$4,378.2	$62,487.8

Liabilities
Future Policy Benefits	$5,042.3	$886.4	$3,184.6	$9,113.3	$2,225.3	$1,950.8	$25,335.1	$—	$38,624.5
Policyholders' Account Balances	—	—	673.8	673.8	—	868.2	4,097.0	—	5,639.0
Unearned Premiums	4.0	7.5	62.6	74.1	211.9	46.2	138.2	—	470.4
Other Policyholders' Funds	32.4	813.7	24.9	871.0	57.7	7.9	645.8	—	1,582.4
Debt	—	—	—	—	—	—	—	3,431.0	3,431.0
All Other	40.6	21.9	140.0	202.5	100.4	61.6	542.7	1,613.8	2,521.0
Total Liabilities	5,119.3	1,729.5	4,085.9	10,934.7	2,595.3	2,934.7	30,758.8	5,044.8	52,268.3

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,521.1	640.0	2,257.6	4,418.7	753.6	1,833.1	5,538.5	(61.9)	12,482.0
Net Unrealized Loss on Securities and Net Loss on Derivatives	(188.9)	(122.2)	(193.5)	(504.6)	(127.7)	(131.1)	(1,119.7)	(604.7)	(2,487.8)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	237.8	26.2	117.4	381.4	115.9	215.5	(487.5)	—	225.3
Total Allocated Stockholders' Equity	1,570.0	544.0	2,181.5	4,295.5	741.8	1,917.5	3,931.3	(666.6)	10,219.5

Total Liabilities and Allocated Stockholders' Equity	$6,689.3	$2,273.5	$6,267.4	$15,230.2	$3,337.1	$4,852.2	$34,690.1	$4,378.2	$62,487.8

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.
6. 2

Unum Group Balance Sheets by Segment - December 31, 2023

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum International	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$6,621.9	$2,076.6	$4,608.4	$13,306.9	$2,806.7	$3,144.3	$24,067.0	$2,637.5	$45,962.4
Deferred Acquisition Costs	63.6	48.9	1,119.7	1,232.2	46.9	1,435.4	—	—	2,714.5
Goodwill	8.9	—	271.1	280.0	42.2	27.7	—	—	349.9
Reinsurance Recoverable	42.9	9.0	174.9	226.8	107.2	5.5	8,768.9	—	9,108.4
All Other	124.8	211.7	178.7	515.2	369.9	217.5	2,436.9	1,580.5	5,120.0
Total Assets	$6,862.1	$2,346.2	$6,352.8	$15,561.1	$3,372.9	$4,830.4	$35,272.8	$4,218.0	$63,255.2

Liabilities
Future Policy Benefits	$5,200.8	$923.0	$3,295.3	$9,419.1	$2,305.3	$1,997.8	$26,287.2	$—	$40,009.4
Policyholders' Account Balances	—	—	678.1	678.1	—	869.8	4,119.8	—	5,667.7
Unearned Premiums	1.7	6.3	46.6	54.6	151.4	44.5	129.7	—	380.2
Other Policyholders' Funds	32.3	813.0	28.6	873.9	66.0	8.0	667.8	—	1,615.7
Debt	—	—	—	—	—	—	—	3,430.4	3,430.4
All Other	32.1	51.2	152.6	235.9	84.4	60.1	505.8	1,614.2	2,500.4
Total Liabilities	5,266.9	1,793.5	4,201.2	11,261.6	2,607.1	2,980.2	31,710.3	5,044.6	53,603.8

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,549.7	645.1	2,274.4	4,469.2	778.0	1,799.5	5,483.5	(237.6)	12,292.6
Net Unrealized Loss on Securities and Net Gain (Loss) on Derivatives	(152.0)	(114.2)	(159.2)	(425.4)	(95.5)	(108.0)	(774.9)	(589.0)	(1,992.8)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	197.5	21.8	36.4	255.7	83.3	158.7	(1,146.1)	—	(648.4)
Total Allocated Stockholders' Equity	1,595.2	552.7	2,151.6	4,299.5	765.8	1,850.2	3,562.5	(826.6)	9,651.4

Total Liabilities and Allocated Stockholders' Equity	$6,862.1	$2,346.2	$6,352.8	$15,561.1	$3,372.9	$4,830.4	$35,272.8	$4,218.0	$63,255.2

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "adjusted operating revenue" and "adjusted operating income" or "adjusted operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of investment gains or losses, amortization of the cost of reinsurance, non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items as specified in the following pages. Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.

	Three Months Ended			Year Ended
	3/31/2024	3/31/2023	% Change	12/31/2023	12/31/2022	% Change
Premium Income
Unum US	$1,707.4	$1,609.6	6.1%	$6,579.2	$6,251.4	5.2%
Unum International	231.7	188.6	22.9	825.2	718.8	14.8
Colonial Life	446.9	429.5	4.1	1,726.1	1,702.0	1.4
Closed Block	224.3	231.6	(3.2)	915.5	944.3	(3.0)
	2,610.3	2,459.3	6.1	10,046.0	9,616.5	4.5
Net Investment Income
Unum US	157.0	157.3	(0.2)	639.9	676.3	(5.4)
Unum International	26.1	30.9	(15.5)	137.2	170.1	(19.3)
Colonial Life	39.3	37.3	5.4	153.5	152.7	0.5
Closed Block	273.1	257.2	6.2	1,066.3	1,070.6	(0.4)
Corporate	18.0	26.1	(31.0)	99.8	52.5	90.1
	513.5	508.8	0.9	2,096.7	2,122.2	(1.2)
Other Income
Unum US	60.6	53.6	13.1	220.5	196.3	12.3
Unum International	0.3	0.4	(25.0)	1.6	0.9	77.8
Colonial Life	3.0	0.2	N.M.	1.2	1.1	9.1
Closed Block	13.1	13.5	(3.0)	52.6	58.0	(9.3)
Corporate	0.7	0.2	N.M.	3.3	4.8	(31.3)
	77.7	67.9	14.4	279.2	261.1	6.9
Total Adjusted Operating Revenue
Unum US	1,925.0	1,820.5	5.7	7,439.6	7,124.0	4.4
Unum International	258.1	219.9	17.4	964.0	889.8	8.3
Colonial Life	489.2	467.0	4.8	1,880.8	1,855.8	1.3
Closed Block	510.5	502.3	1.6	2,034.4	2,072.9	(1.9)
Corporate	18.7	26.3	(28.9)	103.1	57.3	79.9
	$3,201.5	$3,036.0	5.5	$12,421.9	$11,999.8	3.5

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	3/31/2024	3/31/2023	% Change	12/31/2023	12/31/2022	% Change
Benefits and Expenses
Unum US	$1,539.8	$1,508.0	2.1%	$5,955.3	$5,980.6	(0.4)%
Unum International	220.7	181.5	21.6	823.8	748.2	10.1
Colonial Life	375.5	373.1	0.6	1,400.0	1,387.7	0.9
Closed Block	503.8	462.4	9.0	2,317.2	1,896.0	22.2
Corporate	64.8	59.8	8.4	249.5	221.6	12.6
	2,704.6	2,584.8	4.6	10,745.8	10,234.1	5.0
Income (Loss) Before Income Tax and Net Investment Gain (Loss)
Unum US	385.2	312.5	23.3	1,484.3	1,143.4	29.8
Unum International	37.4	38.4	(2.6)	140.2	141.6	(1.0)
Colonial Life	113.7	93.9	21.1	480.8	468.1	2.7
Closed Block	6.7	39.9	(83.2)	(282.8)	176.9	N.M.
Corporate	(46.1)	(33.5)	37.6	(146.4)	(164.3)	(10.9)
	496.9	451.2	10.1	1,676.1	1,765.7	(5.1)

Income Tax Expense	100.9	93.0	8.5	364.1	346.3	5.1

Income before Net Investment Gain (Loss)	396.0	358.2	10.6	1,312.0	1,419.4	(7.6)

Net Investment Gain (Loss) (net of tax expense (benefit) of $(0.4); $—; $(7.8); $(3.5))	(0.8)	0.1	N.M.	(28.2)	(12.2)	131.1

Net Income	$395.2	$358.3	10.3	$1,283.8	$1,407.2	(8.8)
7. 1

Unum Group Quarterly Historical Financial Results by Segment

	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Premium Income
Unum US	$1,707.4	$1,670.5	$1,657.7	$1,641.4	$1,609.6
Unum International	231.7	218.1	210.6	207.9	188.6
Colonial Life	446.9	434.8	431.2	430.6	429.5
Closed Block	224.3	228.3	226.4	229.2	231.6
	2,610.3	2,551.7	2,525.9	2,509.1	2,459.3
Net Investment Income
Unum US	157.0	158.4	166.2	158.0	157.3
Unum International	26.1	33.2	27.3	45.8	30.9
Colonial Life	39.3	38.9	39.3	38.0	37.3
Closed Block	273.1	270.3	274.9	263.9	257.2
Corporate	18.0	30.0	18.3	25.4	26.1
	513.5	530.8	526.0	531.1	508.8
Other Income
Unum US	60.6	54.4	58.0	54.5	53.6
Unum International	0.3	0.6	0.5	0.1	0.4
Colonial Life	3.0	0.3	0.3	0.4	0.2
Closed Block	13.1	12.5	12.8	13.8	13.5
Corporate	0.7	0.8	—	2.3	0.2
	77.7	68.6	71.6	71.1	67.9
Total Adjusted Operating Revenue
Unum US	1,925.0	1,883.3	1,881.9	1,853.9	1,820.5
Unum International	258.1	251.9	238.4	253.8	219.9
Colonial Life	489.2	474.0	470.8	469.0	467.0
Closed Block	510.5	511.1	514.1	506.9	502.3
Corporate	18.7	30.8	18.3	27.7	26.3
	$3,201.5	$3,151.1	$3,123.5	$3,111.3	$3,036.0

Unum Group Quarterly Historical Financial Results by Segment - Continued

	3/31/2024	12/31/2023	9/30/2023	6/30/2023	3/31/2023
Benefits and Expenses
Unum US	$1,539.8	$1,541.2	$1,395.3	$1,510.8	$1,508.0
Unum International	220.7	212.5	219.5	210.3	181.5
Colonial Life	375.5	386.2	287.2	353.5	373.1
Closed Block	503.8	509.2	869.0	476.6	462.4
Corporate	64.8	67.3	59.8	62.6	59.8
	2,704.6	2,716.4	2,830.8	2,613.8	2,584.8

Income (Loss) Before Income Tax and Net Investment Gain (Loss)
Unum US	385.2	342.1	486.6	343.1	312.5
Unum International	37.4	39.4	18.9	43.5	38.4
Colonial Life	113.7	87.8	183.6	115.5	93.9
Closed Block	6.7	1.9	(354.9)	30.3	39.9
Corporate	(46.1)	(36.5)	(41.5)	(34.9)	(33.5)
	496.9	434.7	292.7	497.5	451.2

Income Tax Expense	100.9	99.5	66.3	105.3	93.0

Income Before Net Investment Gain (Loss)	396.0	335.2	226.4	392.2	358.2

Net Investment Gain (Loss)	(1.2)	(6.0)	(31.0)	0.9	0.1
Tax Expense (Benefit) on Net Investment Gain (Loss)	(0.4)	(1.4)	(6.6)	0.2	—
Net Income	$395.2	$330.6	$202.0	$392.9	$358.3

Net Income Per Common Share - Assuming Dilution	$2.04	$1.69	$1.02	$1.98	$1.80

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	3/31/2024	3/31/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income	$1,707.4	$1,609.6	$6,579.2	$6,251.4
Net Investment Income	157.0	157.3	639.9	676.3
Other Income	60.6	53.6	220.5	196.3
Total	1,925.0	1,820.5	7,439.6	7,124.0

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	969.3	978.4	3,808.5	3,970.9
Commissions	182.2	168.9	664.4	614.4
Deferral of Acquisition Costs	(83.3)	(79.0)	(314.7)	(273.1)
Amortization of Deferred Acquisition Costs	69.8	65.8	267.6	240.9
Other Expenses	401.8	373.9	1,529.5	1,427.5
Total	1,539.8	1,508.0	5,955.3	5,980.6

Income before Income Tax and Net Investment Gains and Losses	385.2	312.5	1,484.3	1,143.4
Reserve Assumption Updates	—	—	(128.8)	(170.8)
Adjusted Operating Income	$385.2	$312.5	$1,355.5	$972.6

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	56.8%	60.8%	59.8%	66.3%
Other Expense Ratio[2]	22.8%	22.5%	22.5%	22.2%
Income Ratio			22.6%	18.3%
Adjusted Operating Income Ratio	22.6%	19.4%	20.6%	15.6%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2023 and 2022.
[2]Ratio of Other Expenses to Premium Income plus Unum US Group Disability Other Income, which is primarily related to fee-based services.

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	3/31/2024	3/31/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	$516.7	$504.7	$2,057.2	$1,911.7
Group Short-term Disability	263.1	240.3	1,012.3	926.3
Total Premium Income	779.8	745.0	3,069.5	2,838.0
Net Investment Income	77.8	81.1	324.8	349.1
Other Income	58.7	52.6	211.6	191.8
Total	916.3	878.7	3,605.9	3,378.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	448.6	447.0	1,693.2	1,782.4
Commissions	61.8	58.4	230.5	211.3
Deferral of Acquisition Costs	(16.5)	(14.6)	(60.2)	(53.1)
Amortization of Deferred Acquisition Costs	14.4	13.1	57.6	53.0
Other Expenses	243.2	229.1	936.1	862.3
Total	751.5	733.0	2,857.2	2,855.9

Income Before Income Tax and Net Investment Gains and Losses	164.8	145.7	748.7	523.0
Reserve Assumption Updates	—	—	(121.0)	(121.0)
Adjusted Operating Income	$164.8	$145.7	$627.7	$402.0

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	57.5%	60.0%	59.1%	67.1%
Other Expense Ratio[2]	29.0%	28.7%	28.5%	28.5%
Income Ratio			24.4%	18.4%
Adjusted Operating Income Ratio	21.1%	19.6%	20.4%	14.2%

Persistency:
Group Long-term Disability	93.1%	90.6%	90.8%	90.7%
Group Short-term Disability	91.3%	87.2%	88.9%	88.9%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2023 and 2022.
[2]Ratio of Other Expenses to Premium Income plus Other Income, which is primarily related to fee-based services.

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	3/31/2024	3/31/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Group Life	$442.6	$413.1	$1,679.0	$1,669.1
Accidental Death & Dismemberment	45.8	43.5	175.5	173.7
Total Premium Income	488.4	456.6	1,854.5	1,842.8
Net Investment Income	22.0	22.6	90.1	100.3
Other Income	1.0	0.4	1.0	1.6
Total	511.4	479.6	1,945.6	1,944.7

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	333.2	342.3	1,347.7	1,415.9
Commissions	41.7	39.7	155.9	150.4
Deferral of Acquisition Costs	(10.5)	(9.8)	(38.6)	(37.3)
Amortization of Deferred Acquisition Costs	6.9	9.8	39.0	41.9
Other Expenses	61.3	57.5	229.9	231.1
Total	432.6	439.5	1,733.9	1,802.0

Income Before Income Tax and Net Investment Gains and Losses	78.8	40.1	211.7	142.7
Reserve Assumption Update	—	—	—	(34.0)
Adjusted Operating Income	$78.8	$40.1	$211.7	$108.7

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	68.2%	75.0%	72.7%	78.7%
Other Expense Ratio	12.6%	12.6%	12.4%	12.5%
Income Ratio				7.7%
Adjusted Operating Income Ratio	16.1%	8.8%	11.4%	5.9%

Persistency:
Group Life	91.7%	88.8%	89.6%	88.9%
Accidental Death & Dismemberment	91.4%	87.6%	88.7%	87.9%

[1]Excludes the reserve assumption update that occurred during the third quarter of 2022.
9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2024	3/31/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Voluntary Benefits	$222.9	$214.5	$850.1	$833.7
Individual Disability	142.0	124.2	527.0	461.1
Dental and Vision	74.3	69.3	278.1	275.8
Total Premium Income	439.2	408.0	1,655.2	1,570.6
Net Investment Income	57.2	53.6	225.0	226.9
Other Income	0.9	0.6	7.9	2.9
Total	497.3	462.2	1,888.1	1,800.4

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	187.5	189.1	767.6	772.6
Commissions	78.7	70.8	278.0	252.7
Deferral of Acquisition Costs	(56.3)	(54.6)	(215.9)	(182.7)
Amortization of Deferred Acquisition Costs	48.5	42.9	171.0	146.0
Other Expenses	97.3	87.3	363.5	334.1
Total	355.7	335.5	1,364.2	1,322.7

Income Before Income Tax and Net Investment Gains and Losses	141.6	126.7	523.9	477.7
Voluntary Benefits Reserve Assumption Update	—	—	(10.4)	(17.0)
Individual Disability Reserve Assumption Update	—	—	2.6	1.2
Adjusted Operating Income	$141.6	$126.7	$516.1	$461.9

Operating Ratios (% of Premium Income):
Benefit Ratios:
Voluntary Benefits[1]	33.8%	36.0%	39.8%	43.6%
Individual Disability[1]	41.1%	45.3%	44.3%	49.3%
Dental and Vision	72.4%	80.2%	73.1%	71.6%
Other Expense Ratio	22.2%	21.4%	22.0%	21.3%
Income Ratio			31.7%	30.4%
Adjusted Operating Income Ratio	32.2%	31.1%	31.2%	29.4%

Persistency:
Voluntary Benefits	75.7%	74.2%	75.5%	75.8%
Individual Disability	89.2%	89.2%	89.0%	89.5%
Dental and Vision	80.5%	76.9%	77.1%	79.9%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2023 and 2022.
9. 3

Unum Group Financial Results for Unum International Segment

	Three Months Ended		Year Ended
	3/31/2024	3/31/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Unum UK
Group Long-term Disability	$103.5	$91.7	$396.1	$376.9
Group Life	48.7	39.2	169.3	138.2
Supplemental	43.1	31.8	141.5	114.0
Unum Poland	36.4	25.9	118.3	89.7
Total Premium Income	231.7	188.6	825.2	718.8
Net Investment Income	26.1	30.9	137.2	170.1
Other Income	0.3	0.4	1.6	0.9
Total	258.1	219.9	964.0	889.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	155.9	127.5	579.8	549.6
Commissions	19.6	16.6	72.5	56.3
Deferral of Acquisition Costs	(4.3)	(3.5)	(14.6)	(12.0)
Amortization of Deferred Acquisition Costs	2.4	1.8	8.4	8.2
Other Expenses	47.1	39.1	177.7	146.1
Total	220.7	181.5	823.8	748.2

Income Before Income Tax and Net Investment Gains and Losses	37.4	38.4	140.2	141.6
Reserve Assumption Updates	—	—	17.9	(7.6)
Adjusted Operating Income	$37.4	$38.4	$158.1	$134.0

Unum Group Financial Results for Unum UK

	Three Months Ended		Year Ended
(in millions of pounds)	3/31/2024	3/31/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Group Long-term Disability	£81.6	£75.5	£318.5	£304.6
Group Life	38.4	32.3	136.1	112.3
Supplemental	34.0	26.1	113.7	92.3
Total Premium Income	154.0	133.9	568.3	509.2
Net Investment Income	18.4	23.7	102.4	131.9
Other Income	0.1	—	0.2	0.1
Total	172.5	157.6	670.9	641.2

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	104.8	91.7	408.5	398.4
Commissions	9.4	8.9	37.4	31.8
Deferral of Acquisition Costs	(1.1)	(1.0)	(3.9)	(4.2)
Amortization of Deferred Acquisition Costs	1.4	1.1	5.2	5.3
Other Expenses	29.8	25.9	115.4	95.6
Total	144.3	126.6	562.6	526.9

Income Before Income Tax and Net Investment Gains and Losses	28.2	31.0	108.3	114.3
Reserve Assumption Updates	—	—	16.3	(5.3)
Adjusted Operating Income	£28.2	£31.0	£124.6	£109.0

Weighted Average Pound/Dollar Exchange Rate	1.266	1.213	1.243	1.221

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	68.1%	68.5%	69.0%	79.3%
Other Expense Ratio	19.4%	19.3%	20.3%	18.8%
Income Ratio			19.1%	22.4%
Adjusted Operating Income Ratio	18.3%	23.2%	21.9%	21.4%

Persistency:
Group Long-term Disability	92.7%	90.1%	92.5%	85.1%
Group Life	88.3%	81.5%	83.0%	87.9%
Supplemental	87.7%	88.9%	91.7%	92.8%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2023 and 2022.
10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	3/31/2024	3/31/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Accident, Sickness, and Disability	$243.2	$235.7	$946.1	$948.9
Life	114.3	105.3	426.5	401.1
Cancer and Critical Illness	89.4	88.5	353.5	352.0
Total Premium Income	446.9	429.5	1,726.1	1,702.0
Net Investment Income	39.3	37.3	153.5	152.7
Other Income	3.0	0.2	1.2	1.1
Total	489.2	467.0	1,880.8	1,855.8

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	217.1	227.7	798.1	826.1
Commissions	95.2	89.3	359.4	340.0
Deferral of Acquisition Costs	(79.3)	(75.2)	(302.9)	(271.8)
Amortization of Deferred Acquisition Costs	54.0	48.3	205.4	172.0
Other Expenses	88.5	83.0	340.0	321.4
Total	375.5	373.1	1,400.0	1,387.7

Income Before Income Tax and Net Investment Gains and Losses	113.7	93.9	480.8	468.1
Reserve Assumption Updates	—	—	(80.7)	(55.2)
Adjusted Operating Income	$113.7	$93.9	$400.1	$412.9

Operating Ratios (% of Premium Income):
Benefit Ratio[1]	48.6%	53.0%	50.9%	51.8%
Other Expense Ratio	19.8%	19.3%	19.7%	18.9%
Income Ratio			27.9%	27.5%
Adjusted Operating Income Ratio	25.4%	21.9%	23.2%	24.3%

Persistency:
Accident, Sickness, and Disability	73.7%	72.5%	73.6%	73.3%
Life	85.1%	84.1%	85.1%	84.5%
Cancer and Critical Illness	82.2%	81.7%	82.4%	82.3%

[1]Excludes the reserve assumption updates that occurred during the third quarters of 2023 and 2022.

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2024	3/31/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Premium Income
Long-term Care	$174.5	$175.1	$696.0	$697.4
All Other	49.8	56.5	219.5	246.9
Total Premium Income	224.3	231.6	915.5	944.3
Net Investment Income	273.1	257.2	1,066.3	1,070.6
Other Income	13.1	13.5	52.6	58.0
Total	510.5	502.3	2,034.4	2,072.9

Benefits and Expenses
Policy Benefits Including Remeasurement Loss or Gain	443.0	402.8	2,070.7	1,648.0
Commissions	16.6	19.1	73.8	75.7
Other Expenses	44.2	40.5	172.7	172.3
Total	503.8	462.4	2,317.2	1,896.0

Income (Loss) Before Income Tax and Net Investment Gains and Losses	6.7	39.9	(282.8)	176.9
Amortization of the Cost of Reinsurance	10.4	11.0	44.1	50.3
Non-Contemporaneous Reinsurance	7.2	7.3	34.8	34.4
Reserve Assumption Updates - Long-Term Care	—	—	368.1	(2.9)
Reserve Assumption Updates- All Other	—	—	0.7	(6.8)
Adjusted Operating Income	$24.3	$58.2	$164.9	$251.9

Long-term Care Net Premium Ratio	93.8%	85.3%	93.5%	85.1%

Operating Ratios (% of Premium Income):
Other Expense Ratio[1]	15.1%	12.7%	14.0%	12.9%
Income (Loss) Ratio	3.0%	17.2%	(30.9)%	18.7%
Adjusted Operating Income Ratio	10.8%	25.1%	18.0%	26.7%

Long-term Care Persistency	95.3%	95.4%	95.6%	95.7%

[1]Excludes amortization of the cost of reinsurance.

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	3/31/2024	3/31/2023	12/31/2023	12/31/2022
Adjusted Operating Revenue
Net Investment Income	$18.0	$26.1	$99.8	$52.5
Other Income	0.7	0.2	3.3	4.8
Total	18.7	26.3	103.1	57.3

Interest, Debt, and Other Expenses	64.8	59.8	249.5	221.6

Adjusted Operating Loss	$(46.1)	$(33.5)	$(146.4)	$(164.3)

Unum Group Investments

	3/31/2024			3/31/2024	12/31/2023
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$23,566.2	65.0%	Earned Book Yield	4.35%	4.45%
Mortgage-Backed/Asset-Backed Securities	708.7	2.0	Average Duration (in years)	8.27	8.41
Private Placements	5,511.5	15.2
High Yield	1,487.9	4.1
Government Securities	1,405.0	4.0
Municipal Securities	3,564.9	9.7
Redeemable Preferred Stocks	3.6	—
Total	$36,247.8	100.0%

	Amortized Cost	Fair Value	Private Equity Partnerships	3/31/2024	12/31/2023
Quality Ratings of Fixed Maturity Securities			Private Credit Partnerships	$324.7	$283.6
Aaa	2.4%	2.3%	Private Equity Partnerships	554.5	571.9
Aa	15.8	15.3	Real Asset Partnerships	491.1	470.7
A	30.0	30.4	Total	$1,370.3	$1,326.2
Baa	47.7	47.9
Below Baa	4.1	4.1
Total	100.0%	100.0%	Non-Current Investments	$—	$—

Unum Group Investments at March 31, 2024

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)

Classification	Fair Value	Net Unrealized Gain (Loss)	Fair Value with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,538.6	$(137.8)	$1,715.2	$181.8	$823.4	$44.0
Capital Goods	3,256.2	(121.6)	1,898.3	209.6	1,357.9	88.0
Communications	2,233.5	(81.1)	1,125.2	179.0	1,108.3	97.9
Consumer Cyclical	1,397.4	(90.9)	971.2	116.6	426.2	25.7
Consumer Non-Cyclical	6,365.5	(400.4)	4,124.2	551.1	2,241.3	150.7
Energy	2,555.8	7.9	1,045.1	99.9	1,510.7	107.8
Financial Institutions	3,810.5	(346.8)	3,163.0	380.4	647.5	33.6
Mortgage/Asset-Backed	708.7	(26.7)	487.6	31.7	221.1	5.0
Sovereigns	826.8	(106.1)	417.2	128.3	409.6	22.2
Technology	1,439.8	(126.8)	1,233.4	138.1	206.4	11.3
Transportation	1,641.7	(117.9)	1,154.1	147.9	487.6	30.0
U.S. Government Agencies and Municipalities	4,143.1	(420.9)	2,581.1	543.5	1,562.0	122.6
Public Utilities	5,330.2	(166.3)	2,464.4	329.5	2,865.8	163.2
Total	$36,247.8	$(2,135.4)	$22,380.0	$3,037.4	$13,867.8	$902.0

Gross Unrealized Loss on Fixed Maturity Securities by Length of Time in Unrealized Loss Position

	Investment-Grade				Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss			Fair Value	Gross Unrealized Loss
Less than 91 days	$2,525.6	$(48.0)			$63.7	$(0.2)
91 through 180 days	258.1	(8.3)			56.9	(0.8)
181 through 270 days	80.7	(4.5)			2.5	—
271 days to 1 year	649.7	(22.3)			7.9	(0.2)
Greater than 1 year	17,886.2	(2,860.0)			848.7	(93.1)
Total	$21,400.3	$(2,943.1)			$979.7	$(94.3)

14.1

Appendix to Statistical Supplement
2024 Significant Items:

•None.

2023 Significant Items:

•Third quarter of 2023 reserve assumption updates resulting in a net reserve increase of $177.2 million before tax, or $139.3 million after tax.
•In 2018, the Financial Accounting Standards Board issued ASU 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts”. This update significantly amended the accounting and disclosure requirements for long-duration insurance contracts. The update was effective for periods beginning January 1, 2023. We adopted this guidance effective January 1, 2023 using the modified retrospective approach with changes applied as of January 1, 2021, also referred to as the transition date.

2022 Significant Items

•Third quarter of 2022 reserve assumption updates resulting in a net reserve reduction of $243.3 million before tax, or $192.1 million after tax.

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•Consolidated adjusted operating revenue, which excludes investment gains or losses;
•After-tax adjusted operating income or loss, which excludes investment gains or losses, amortization of the cost of reinsurance, non-contemporaneous reinsurance, and reserve assumption updates, as well as certain other items, as applicable;
•Adjusted operating return on equity, which is calculated using after-tax adjusted operating income or loss and excludes from equity the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives;
•Leverage ratio, which excludes the unrealized gain or loss on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain or loss on derivatives; and
•Book value per common share, which is calculated excluding accumulated other comprehensive income (loss) (AOCI).

Investment gains or losses primarily include realized investment gains or losses, expected investment credit losses, and gains or losses on derivatives. Investment gains or losses and unrealized gains or losses on securities depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures.

Cash flow assumptions used to calculate our liability for future policy benefits are reviewed at least annually and updated, as needed, with the resulting impact reflected in net income. While the effects of these assumption updates are recorded in the reporting period in which the review is completed, these updates reflect experience emergence and changes to expectations spanning multiple periods. We believe that by excluding the impact of reserve assumption updates we are providing a more comparable and consistent view of our quarterly results.

We exited a substantial portion of our Closed Block individual disability product line through the two phases of the reinsurance transaction that were executed in December 2020 and March 2021. As a result, we exclude the amortization of the cost of reinsurance that we recognized upon the exit of the business related to the policies on claim status as well as the impact of non-contemporaneous reinsurance that resulted from the adoption of ASU 2018-12. Due to the execution of the second phase of the reinsurance transaction occurring after January 1, 2021, the transition date of ASU 2018-12, in accordance with the provisions of the ASU related to non-contemporaneous reinsurance, we were required to establish the ceded reserves using an upper-medium grade fixed-income instrument as of the reinsurance transaction date in March 2021 which resulted in higher ceded reserves compared to that which was reported historically. However, the direct reserves for the block reinsured in the second phase were calculated using the original discount rate utilized as of the transition date. Both the direct and ceded reserves are then remeasured at each reporting period using a current discount rate reflective of an upper-medium grade fixed-income instrument, with the changes recognized in other comprehensive income (loss). While the total equity impact is neutral, the different original discount rates utilized for direct and ceded reserves result in disproportionate earnings impacts. The impact of non-contemporaneous reinsurance will fluctuate depending on the magnitude of reserve changes during the period. We believe that the exclusion of these items provides a better view of our results from our ongoing businesses.

15.1

We may at other times exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of our overall profitability.

For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 15.3, other than book value per common share, which is presented on page 2.

15.2

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31
	2024	2023
Total Revenue	$3,200.3	$3,145.1	$3,092.5	$3,112.2	$3,036.1
Excluding:
Net Investment Gain (Loss)	(1.2)	(6.0)	(31.0)	0.9	0.1
Adjusted Operating Revenue	$3,201.5	$3,151.1	$3,123.5	$3,111.3	$3,036.0

15.3

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Annualized Adjusted Operating Return on Equity

Three Months Ended March 31, 2024
Unum US	$304.4	$4,444.0	27.4%
Unum International	28.0	765.8	14.6%
Colonial Life	89.7	1,816.3	19.8%
Core Operating Segments	422.1	7,026.1	24.0%
Closed Block	16.7	5,511.0
Corporate	(28.9)	(149.8)
Total	$409.9	$12,387.3	13.2%

Three Months Ended March 31, 2023
Unum US	$246.9	$4,629.5	21.3%
Unum International	33.2	770.9	17.2%
Colonial Life	74.0	1,691.9	17.5%
Core Operating Segments	354.1	7,092.3	20.0%
Closed Block	43.8	5,140.3
Corporate	(25.3)	(650.6)
Total	$372.6	$11,582.0	12.9%

1Excludes unrealized gain (loss) on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain (loss) on derivatives and is calculated using the stockholders' equity balances presented on page 15.6
15.4

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Adjusted Operating Income (Loss)	Average Allocated Equity[1]	Adjusted Operating Return on Equity

Year Ended December 31, 2023
Unum US	$1,071.0	$4,635.7	23.1%
Unum International	127.9	774.3	16.5%
Colonial Life	315.6	1,744.5	18.1%
Core Operating Segments	1,514.5	7,154.5	21.2%
Closed Block	120.8	5,295.1
Corporate	(121.7)	(573.7)
Total	$1,513.6	$11,875.9	12.7%

Year Ended December 31, 2022
Unum US	$768.6	$4,675.8	16.4%
Unum International	161.8	781.6	20.7%
Colonial Life	325.9	1,642.5	19.9%
Core Operating Segments	1,256.3	7,099.9	17.7%
Closed Block	194.1	4,873.7
Corporate	(156.2)	(979.8)
Total	$1,294.2	$10,993.8	11.8%

1 Excludes unrealized gain (loss) on securities, the effect of change in discount rate assumptions on the liability for future policy benefits, and net gain (loss) on derivatives and is calculated using the stockholders' equity balances presented on page 15.6.
15.5

Reconciliation of Non-GAAP Financial Measures - Continued

Average allocated equity is computed as follows:

	3/31/2024	12/31/2023	3/31/2023	12/31/2022	12/31/2021
Total Stockholders' Equity	$10,219.5	$9,651.4	$9,247.4	$8,735.0	$6,033.9
Excluding:
Net Unrealized Gain (Loss) on Securities	(2,360.8)	(1,919.1)	(2,205.2)	(3,028.4)	4,014.4
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	225.3	(648.4)	(260.0)	313.9	(8,570.7)
Net Gain (Loss) on Derivatives	(127.0)	(73.7)	7.8	(9.6)	61.8
Total Adjusted Stockholders' Equity	$12,482.0	$12,292.6	$11,704.8	$11,459.1	$10,528.4

	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	3/31/2024	12/31/2023	3/31/2023	12/31/2022
Average Adjusted Stockholders' Equity	$12,387.3	$11,875.9	$11,582.0	$10,993.8

15.6

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended March 31
	2024		2023
	(in millions)	per share*	(in millions)	per share*
Net Income	$395.2	$2.04	$358.3	$1.80
Excluding:
Net Investment Gain (Loss) (net of tax benefit of $0.4; $—)	(0.8)	—	0.1	—
Amortization of the Cost of Reinsurance (net of tax benefit of $2.2; $2.3)	(8.2)	(0.04)	(8.7)	(0.04)
Non-Contemporaneous Reinsurance (net of tax benefit of $1.5; $1.6)	(5.7)	(0.04)	(5.7)	(0.03)
After-tax Adjusted Operating Income	$409.9	$2.12	$372.6	$1.87

*Assuming Dilution.

15.7

Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended December 31
	2023		2022
	(in millions)	per share *	(in millions)	per share *
Net Income	$1,283.8	$6.50	$1,407.2	$6.96
Excluding:
Net Investment Loss (net of tax benefit of $7.8; $3.5)	(28.2)	(0.14)	(12.2)	(0.07)
Amortization of the Cost of Reinsurance (net of tax benefit of $9.3; $10.6)	(34.8)	(0.18)	(39.7)	(0.20)
Non-Contemporaneous Reinsurance (net of tax benefit of $7.3; $7.2)	(27.5)	(0.14)	(27.2)	(0.13)
Reserve Assumption Updates (net of tax expense (benefit) of $(37.9); $51.2)	(139.3)	(0.70)	192.1	0.96
After-tax Adjusted Operating Income	$1,513.6	$7.66	$1,294.2	$6.40

*Assuming Dilution.

15.8

Reconciliation of Non-GAAP Financial Measures - Continued

	March 31		December 31
	2024	2023	2023	2022
Debt	$3,431.0	$3,430.5	$3,430.4	$3,429.8
Including:
Lease Liability	60.5	67.3	62.6	67.9
Adjusted Debt and Lease Liability	$3,491.5	$3,497.8	$3,493.0	$3,497.7

Total Stockholders' Equity	$10,219.5	$9,247.4	$9,651.4	$8,735.0
Excluding:
Net Unrealized Loss on Securities	(2,360.8)	(2,205.2)	(1,919.1)	(3,028.4)
Effect of Change in Discount Rate Assumptions on the Liability for Future Policy Benefits	225.3	(260.0)	(648.4)	313.9
Net Gain (Loss) on Derivatives	(127.0)	7.8	(73.7)	(9.6)
Equity, As Adjusted	12,482.0	11,704.8	12,292.6	11,459.1
Debt, As Adjusted and Lease Liability	3,491.5	3,497.8	3,493.0	3,497.7
Total Adjusted Capital	$15,973.5	$15,202.6	$15,785.6	$14,956.8

Leverage Ratio	21.9%	23.0%	22.1%	23.4%

	Three Months Ended
	March 31, 2024	March 31, 2023
	Premium Income	Premium Income in Local Currency[1]		Weighted Average Exchange Rate[2]	Premium Income in Constant Currency

Unum International
Unum UK	$195.3		£133.9	1.268	$169.8
Unum Poland	36.4	zł	113.8	0.251	28.6
Total	231.7				198.4
Unum US	1,707.4		$1,609.6		1,609.6
Colonial Life	446.9		$429.5		429.5
Core Operations	$2,386.0				$2,237.5

[1]Premium income shown in millions of pounds for Unum UK, millions of zlotys for Unum Poland, and millions of U.S. dollars for Unum US and Colonial Life.
[2]Exchange rate is calculated using the average foreign currency exchange rates for the most recent period, applied to the comparable prior period.

15.9